UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KIMBALL ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING OUR 2020 ANNUAL MEETING OF SHARE OWNERS TO BE HELD TUESDAY, NOVEMBER 10, 2020.

On October 15, 2020, Kimball Electronics, Inc. (the “Company”) issued a press release, a copy of which is attached hereto, announcing a change to the format of the annual meeting of the Share Owners (the “2020 Annual Meeting”) to be held on Tuesday, November 10, 2020. As described in the press release, the 2020 Annual Meeting will now be held in a virtual-only format.

The following Notice of Change to Virtual Meeting Format, a copy of which is attached hereto, supplements the Notice of 2020 Annual Meeting and Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2020 and subsequently mailed or made available to the Company’s Share Owners in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2020 Annual Meeting.

The proxy card previously filed with the Proxy Statement will not be updated to reflect the change in format of the 2020 Annual Meeting and may be used to vote shares of common stock at the 2020 Annual Meeting.

These supplemental proxy materials are being filed with the SEC on October 15, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT
FOR THE ANNUAL MEETING OF SHARE OWNERS
TO BE HELD ON NOVEMBER 10, 2020

To the Share Owners of Kimball Electronics, Inc.:

Due to the ongoing public health impact of the COVID-19 global pandemic and to support the health and well-being of our Share Owners and our personnel, NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Kimball Electronics, Inc. (the “Company”) has determined to change the format of the annual meeting of the Share Owners (the “2020 Annual Meeting”) to a meeting conducted in a virtual-only format, solely by means of a webcast, instead of an in-person meeting. As previously announced, the 2020 Annual Meeting will be held on Tuesday, November 10, 2020, at 9:00 A.M., Eastern Standard Time (EST). However, the 2020 Annual Meeting will no longer be held at principal offices of the Company, 1205 Kimball Blvd., Jasper, Indiana, but rather will be held virtually, with attendance via the Internet. Share Owners will not be able to attend the 2020 Annual Meeting in person.
We have designed the format of the 2020 Annual Meeting to provide Share Owners the same rights and opportunities to participate as they would have at an in-person meeting.
As described in the proxy materials for the 2020 Annual Meeting that we previously distributed, you are entitled to participate and vote at the 2020 Annual Meeting if you held shares of our common stock at the close of business on September 8, 2020, the record date designated by our Board for the 2020 Annual Meeting, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. The items of business are the same as set forth in the 2020 Notice of Annual Meeting and Proxy Statement dated September 29, 2020 previously mailed or made available to Share Owners entitled to vote at the 2020 Annual Meeting.
Access to the Webcast of the Annual Meeting. The live webcast of the 2020 Annual Meeting will begin promptly at 9:00 A.M. Eastern Standard Time (EST). Online access to the webcast will open 15 minutes prior to the start of the 2020 Annual Meeting to allow time for you to log-in and test your device’s ability to access the virtual meeting platform. We encourage you to access the meeting in advance of the designated start time.
Log-in Instructions. To be admitted to the virtual-only 2020 Annual Meeting, you will need to log-in to www.virtualshareholdermeeting.com/KE2020 using the 16-digit control number found on the proxy card, voting instruction form, or notice of Internet availability previously mailed or made available to Share Owners entitled to vote at the 2020 Annual Meeting.
Technical Assistance. Beginning 15 minutes prior to, and during, the 2020 Annual Meeting, we will have support available to assist Share Owners with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulty either accessing or during the virtual meeting, please call the support team at 1.800.586.1548 (toll-free in the United States) or +1.303.562.9288 (for international participants).
Voting Prior to or at the Annual Meeting. An online portal is available to Share Owners at www.proxyvote.com where you can view and download our proxy materials and 2020 annual report and vote your shares in advance of the 2020 Annual Meeting. You may vote your shares during the 2020 Annual Meeting (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/KE2020. However, shares may also be voted via the original proxy card or pursuant to the instructions for submitting your proxy via the Internet or telephone that were included in the previously distributed proxy materials.
Whether or not you plan to attend the 2020 Annual Meeting, we encourage you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials. The proxy card, voting instruction form, or notice of Internet availability included with your previously distributed proxy material will not be updated to reflect the change in format of the meeting.
Submitting Questions at the Annual Meeting; Rules of Conduct. Beginning 15 minutes prior to, and during, the 2020 Annual Meeting, you can view our Agenda and the Rules of Conduct for the 2020 Annual Meeting, and submit questions in writing through the virtual meeting platform, at www.virtualshareholdermeeting.com/KE2020. The Rules of Conduct can be found at http://investors.kimballelectronics.com under the heading “Annual Shareholder Meeting.”
After the formal business portion and presentations of the 2020 Annual Meeting conclude, we will hold a question and answer session during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought before the Share Owner vote at the 2020 Annual Meeting, as time permits and in accordance with our Rules of Conduct for the 2020 Annual Meeting. Questions and answers on the same topic or that are otherwise related may be grouped, summarized, and answered together. To allow us to answer questions from as many Share Owners as possible, we will limit each Share Owner to two questions.
Share Owners List. Beginning 15 minutes prior to, and during, the 2020 Annual Meeting, the list of our Share Owners of record will be available for viewing by Share Owners for any purpose relevant to the meeting at www.virtualshareholdermeeting.com/KE2020. Share

Owners submitting any such request will be asked to include the 16-digit control number found on the proxy card, voting instruction form, or notice of Internet availability previously mailed or made available to Share Owners entitled to vote at the 2020 Annual Meeting.
Replay. A webcast replay of the 2020 Annual Meeting will be available to the public at www.virtualshareholdermeeting.com/KE2020 within 24 hours after the completion of the meeting.
On behalf of our Board of Directors, management, and employees, thank you for your continued support.

By Order of the Board of Directors
John H. Kahle, Secretary
October 15, 2020

PRESS RELEASE DATED OCTOBER 15, 2020

Kimball Electronics, Inc. Announces Virtual-Only Share Owners Meeting

JASPER, Ind., Oct. 15, 2020 (GLOBE NEWSWIRE) -- Kimball Electronics, Inc. (Nasdaq: KE) today announced that due to the ongoing public health impact of the COVID-19 global pandemic and to support the health and well-being of our Share Owners and our personnel, the format of our 2020 Annual Meeting of Share Owners has been changed to a virtual-only meeting through a webcast. As we previously announced, we will hold the 2020 Annual Meeting on Tuesday, November 10, 2020, at 9:00 A.M., Eastern Standard Time (EST). Share Owners will not be able to attend the 2020 Annual Meeting in person.

As described in our proxy materials for the 2020 Annual Meeting that we previously distributed, Share Owners as of the record date, September 8, 2020, are entitled to participate in and vote at the 2020 Annual Meeting. To be admitted to the virtual-only meeting at http://www.virtualshareholdermeeting.com/KE2020, a Share Owner must enter the 16-digit control number found on their proxy card, voting instruction form, or notice of Internet availability of proxy materials previously made available to Share Owners.

Online access to the webcast will open 15 minutes prior to the start of the 2020 Annual Meeting. Share Owners may submit questions in writing through the virtual meeting platform. Please note that the proxy card and voting instruction form included with previously distributed proxy materials will not be updated to reflect the change from an in-person meeting to a virtual-only meeting.

While voting during the virtual meeting will be permitted, we encourage Share Owners to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Share Owners may continue to use their control number to vote their shares in connection with the 2020 Annual Meeting.

About Kimball Electronics, Inc.
Kimball Electronics is a multifaceted manufacturing solutions provider of electronics and diversified contract manufacturing services to customers around the world. From our operations in the United States, China, India, Japan, Mexico, Poland, Romania, Thailand, and Vietnam, our teams are proud to provide manufacturing services for a variety of industries. Recognized for a reputation of excellence, we are committed to a high-performance culture that values personal and organizational commitment to quality, reliability, value, speed, and ethical behavior. Kimball Electronics, Inc. (Nasdaq: KE) is headquartered in Jasper, Indiana.

To learn more about Kimball Electronics, visit: www.kimballelectronics.com.

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